EXHIBIT 31.2

CERTIFICATION BY CHIEF FINANCIAL OFFICER

PURSUANT TO RULES 13a-14 AND 15d-14

OF THE SECURITIES EXCHANGE ACT OF 1934

(Section 302 of the Sarbanes-Oxley Act of 2002)

I, Thomas J. Concannon, certify that:

1.             I have reviewed this annual report on Form 10-KSB of Geokinetics Inc. (the “Company”);

2.             Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.             Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this annual report;

4.             The Company’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and have:

(a)           Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Company is made known to me by others within those entities, particularly during the period in which this report is being prepared;

(b)           Evaluated the effectiveness of the Company’s disclosure controls as of a date within 90 days prior to the filing date of this annual report (the “Evaluation Date”); and

(c)           Presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5.             The Company’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company’s auditors and the Company’s board of directors (or persons performing the equivalent functions of an audit committee):

(a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; and

(b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting; and

6.             The Company’s other certifying officer and I have indicated in this annual report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: April 15, 2005	/s/ Thomas J. Concannon
Thomas J. Concannon, Vice President and Chief Financial Officer